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MACDADE ABBOTT LLP
Certified Public Accountants

Station Square Three
Paoli, PA 19301-1378
610/647-8100
FAX/647-8177
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                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 of Adage, Inc. of our reports included in this Annual Report on Form 10-K for the year ended December 31, 1996.

                                                              MacDade Abbott LLP

Paoli, Pennsylvania
April 11, 1997